UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant         ☒

Filed by a party other than the Registrant         ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LSI INDUSTRIES INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LSI INDUSTRIES INC.
ATTN: TOM CANERIS
10000 ALLIANCE RD.
CINCINNATI, OH 45242

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1
1

SCAN TO VIEW MATERIALS &VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on November 3, 2025 for shares held directly and by 11:59 P.M. ET on October 30, 2025 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
During The Meeting - Go to **www.virtualshareholdermeeting.com/LYTS2025**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on November 3, 2025 for shares held directly and by 11:59 P.M. ET on October 30, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

CONTROL # → 0000000000000000

SHARES

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

For All ☐ | Withhold All ☐ | For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

1. Election of Directors.

Nominees

01) Robert P. Beech
02) Ronald D. Brown
03) James A. Clark
04) Amy L. Hanson
05) Chantel E. Lenard
06) Ernest W. Marshall, Jr.
07) Wilfred T. O'Gara

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2026.	☐	☐	☐
3. Advisory vote on the compensation of the named executive officers as described in the Company's proxy statement (the "Say-on-Pay vote").	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.

0000683014_1 R2.09.05.010

Signature [PLEASE SIGN WITHIN BOX] | Date

JOB #

Signature (Joint Owners) | Date

SHARES
CUSIP #
SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and 10K Wrap are available at www.proxyvote.com

LSI INDUSTRIES INC.
PROXY FOR ANNUAL MEETING
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of LSI Industries Inc. hereby appoint(s) **James A. Clark and James E. Galeese**, or any one of them, proxies of the undersigned, each with the power of substitution and re-substitution, as the case may be, to vote all shares of common stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of LSI Industries Inc. to be held virtually on November 4, 2025 at 9:00 a.m., Eastern Time at www.virtualshareholdermeeting.com/LYTS2025 and any continuation, postponement or adjournment of such meeting on the matters specified below and in their discretion with respect to such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

0000683014_2 R2.09.05.010

Continued and to be signed on reverse side

Your **Vote** Counts!

LSI INDUSTRIES INC.

2025 Annual Meeting

Vote by November 03, 2025 11:59 PM ET. For shares held in a Plan, vote by October 30, 2025 11:59 PM ET.

LSI INDUSTRIES INC.
ATTN: TOM CANERIS
10000 ALLIANCE RD.
CINCINNATI, OH 45242

1 OF 4
322,224
148,294

30#

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

QAARV1-P12345

You invested in LSI INDUSTRIES INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 04, 2025.**

Get informed before you vote

View the Notice & Proxy Statement, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 21, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

November 04, 2025
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/LYTS2025

*Please check the meeting materials for any special requirements for meeting attendance.

V2.1

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items	Board Recommends
1. Election of Directors. **Nominees:** 01) Robert P. Beech 04) Amy L. Hanson 07) Wilfred T. O'Gara 02) Ronald D. Brown 05) Chantel E. Lenard 03) James A. Clark 06) Ernest W. Marshall, Jr.	For
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for fiscal 2026.	For
3. Advisory vote on the compensation of the named executive officers as described in the Company's proxy statement (the "Say-on-Pay vote").	For

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

QAARV2-P12345

1.00000
322,224
148,294
CLT ID